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                                                                    EXHIBIT 32.1

                       CERTIFICATION BY KEVIN J. MCNAMARA
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Chemed Corporation ("Company"), does hereby certify that:

            1) the Company's Quarterly Report of Form 10-Q for the quarter ending March 31, 2005 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2005                       Kevin J. McNamara
                                          -----------------------
                                          Kevin J. McNamara
                                          (President and Chief
                                          Executive Officer)

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